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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report
                      Pursuant to Section 13 or 15d of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   April 4, 2003

                                  SPIEGEL, INC.


             (Exact name of registrant as specified in its charter)


  Delaware                            0-16126              36-2593917
  (State or other jurisdiction of     (Commission file     (I.R.S. Employer
  incorporation or organization)      number)              Identification No.)

          3500 Lacey Road
          Downers Grove, IL                               60515-5432
         (Address of principal executive offices)         (Zip Code)


                                 (630) 986-8800
              (Registrant's telephone number, including area code)

                                    No Change
          (Former name or Former address, if changed since last report)

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Item 7.  Exhibits.

Attached hereto is a conformed copy of the Loan and Security Agreement dated as of March 17, 2003, as amended, among the Company and certain of its subsidiaries, Bank of America, N.A., Fleet Retail Finance, Inc. and the CIT Group/Business Credit, Inc. which sets forth the terms of the Company's $400 million debtor-in-possession (DIP) financing facility.

(c) Exhibits
    Exhibit 10.1 Loan and Security Agreement dated as of March 17, 2003, as amended
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SPIEGEL, INC.
                                           (Registrant)

Dated:   April 4, 2003                By: /s/ James M. Brewster
                                         -------------------------
                                         James M. Brewster
                                         Senior Vice President
                                         and Chief Financial Officer
                                         (Principal Accounting and
                                          Financial Officer)

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EXHIBIT INDEX

Exhibit No.

10.1     Loan and Security Agreement dated as of March 17, 2003, as amended